AUGUST 1, 2005
                                                       REVISED DECEMBER 19, 2005
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TOUCHSTONE
INVESTMENTS

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                                   PROSPECTUS

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Touchstone Small Cap Growth Fund - Class I











      RESEARCH       o       DESIGN      o      SELECT       o    MONITOR

           The Securities and Exchange Commission has not approved the
            Fund's shares as an investment or determined whether this
                       Prospectus is accurate or complete.
              Anyone who tells you otherwise is committing a crime.

PROSPECTUS                                                        AUGUST 1, 2005
                                                       REVISED DECEMBER 19, 2005

TOUCHSTONE INVESTMENTS

Touchstone Small Cap Growth Fund - Class I

The Fund is a series of Touchstone Strategic Trust (the "Trust"), a group of equity mutual funds. The Trust is part of the Touchstone Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds and Touchstone Variable Series Trust, a group of variable series funds. Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

The Fund is managed by Touchstone Advisors, Inc. ("Touchstone Advisors"). Touchstone Advisors has selected Longwood Investment Advisors, Inc. and Bjurman, Barry & Associates (each a "Sub-Advisor," collectively the "Sub-Advisors") to manage on a daily basis the investments held by the Fund.

TABLE OF CONTENTS
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                                                                            Page
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Small Cap Growth Fund
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Investment Strategies and Risks
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The Fund's Management
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Investing with Touchstone
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Distributions and Taxes
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Financial Highlights
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                                       2

SMALL CAP GROWTH FUND

THE FUND'S INVESTMENT GOAL
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The Small Cap Growth Fund seeks long-term growth of capital.

ITS PRINCIPAL INVESTMENT STRATEGIES
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Under normal circumstances, the Fund will invest at least 80% of its assets in common stock of small cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A small cap company has a market capitalization of less than $1.5 billion. The Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000 Index.

The Fund is sub-advised by two separate management teams, a small cap team and a micro cap team. The Sub-Advisors employ a growth-oriented approach to equity investment management and seek to invest in high quality, reasonably priced companies believed to have above average earnings growth prospects. The Fund's investments may include securities in the technology sector.

The small cap management team will sell a security when it reaches its growth rate calculated on a price-to-earnings basis. The micro cap management team will continually evaluate for sale securities of companies it believes are overvalued, have lost earnings momentum, or are in industries no longer expected to perform well. Any position that has declined 15-20% from its cost or recent high will be evaluated as a potential sale candidate by both management teams.

THE KEY RISKS
--------------------------------------------------------------------------------
The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down
      o If the Sub-Advisors' investment approach does not accurately identify attractive investments
      o If the companies that the Fund invests in do not grow as rapidly or increase in value as expected
      o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies
      o     Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors
      o     Because growth oriented funds may underperform when value investing is in favor

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE
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The bar chart and table below give some indication of the risks of investing in
Class A shares of the Fund by showing the Fund's Class A performance from year to year. Since Class I shares have not operated for a full calendar year, the performance shown is for Class A shares, which are not offered in this Prospectus. The bar chart does not reflect any sales charges on Class A shares, which would reduce their return. Class I shares would have annual returns similar to those of Class A shares because both classes invest in the same portfolio of securities. The annual returns would differ only to the extent that the two classes do not have the same expenses. Class A shares are subject to 12b-1 distribution fees and a front-end sales charge, while Class I shares are not subject to any distribution fees or sales charge.

SMALL CAP GROWTH FUND - CLASS A TOTAL RETURNS

2003        55.33%
2004         6.88%

Best Quarter: 2nd Quarter 2003              +27.30%
Worst Quarter: 3rd Quarter 2004             - 5.98%

The year-to-date return of the Fund's Class A shares as of June 30, 2005 is -2.12%.

The table compares the Fund's Class A average annual total returns to those of the Russell 2000 Growth Index. The table shows the effect of the Class A sales charge. The returns for other classes of shares offered by the Fund, including Class I shares, will differ from the Class A returns.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                                           Since
                                                                      1 Year          Class Started(1)
======================================================================================================
SMALL CAP GROWTH FUND CLASS A
Return Before Taxes                                                     0.75%                23.58%
Return After Taxes on Distributions(2)                                  0.05%                22.75%
Return After Taxes on Distributions and Sale of Fund Shares             0.68%                19.94%
Russell 2000 Growth Index(3)                                           14.31%                30.28%
------------------------------------------------------------------------------------------------------

(1)   Class A shares began operations on October 21, 2002.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.
(3) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) The Indexes reflect no deductions for fees, expenses or taxes.

THE FUND'S FEES AND EXPENSES
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This table describes the fees and expenses that you may pay if you buy and hold
Class I shares of the Fund:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT). There are no shareholder transaction fees.

                                          ANNUAL FUND OPERATING EXPENSES
                                   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
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Management Fees                                           1.25%
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Other Expenses                                            0.54%
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Total Annual Fund Operating Expenses                      1.79%
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Fee Waiver and/or Expense Reimbursement(1)                0.24%
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Net Expenses                                              1.55%
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(1)   Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 1.55% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least March 31, 2006.

EXAMPLE. The following example should help you compare the cost of investing in Class I shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I shares for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
1 Year            $  158
3 Years           $  540
5 Years           $  947
10 Years          $2,086
--------------------------------------------------------------------------------

The example for the 3, 5 and 10 year periods is calculated using the Total Annual Fund Operating Expenses before the limits agreed to under the Sponsor Agreement with Touchstone Advisors for periods after year 1.

INVESTMENT STRATEGIES AND RISKS

CAN THE FUND DEPART FROM ITS NORMAL STRATEGIES?
--------------------------------------------------------------------------------
The Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when a Sub-Advisor is unable to identify attractive investment opportunities. The Fund's temporary investments may include money market instruments, repurchase agreements, U.S. Government securities and commercial paper. During these times, the Fund may not achieve its investment goal.

DOES THE FUND ENGAGE IN ACTIVE TRADING OF SECURITIES?
--------------------------------------------------------------------------------
The Fund may engage in active trading to achieve its investment goal. This may cause the Fund to realize higher capital gains, which would be passed on to you. Higher capital gains could increase your tax liability. Frequent trading also increases transaction costs, which would lower the Fund's performance.

CAN THE FUND CHANGE ITS INVESTMENT GOAL WITHOUT SHAREHOLDER APPROVAL?
--------------------------------------------------------------------------------
The Fund may change its investment goal by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect.

DOES THE FUND HAVE OTHER INVESTMENT STRATEGIES, IN ADDITION TO ITS PRINCIPAL INVESTMENT STRATEGIES?
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The Fund may also invest in:

      o     Initial public offerings
      o     Securities of emerging growth companies
      o     Securities of foreign companies
      o American depository receipts ("ADRs"), American depository shares ("ADSs") and other depository receipts
      o     Securities of companies in emerging market countries
      o     Cash equivalents

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------
FOREIGN COMPANIES are companies that meet all of the following criteria:

      o     They are organized under the laws of a foreign country
      o     They maintain their principal place of business in a foreign country
      o The principal trading market for their securities is located in a foreign country
      o They derive at least 50% of their revenues or profits from operations in foreign countries
      o     They have at least 50% of their assets located in foreign countries

ADRS, ADSS AND OTHER DEPOSITORY RECEIPTS. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges.

EMERGING GROWTH COMPANIES include:

      o Companies that the Sub-Advisor believes may have earnings that grow faster than the U.S. economy in general due to new products, management changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates

      o Companies that the Sub-Advisor believes have unrecognized asset values, undervalued growth or emerging growth
      o     Companies undergoing a turnaround

EMERGING MARKET COUNTRIES are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When the Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meet one or more of the following criteria:

      o     It is organized under the laws of an emerging market country
      o It maintains its principal place of business in an emerging market country
      o The principal trading market for its securities is located in an emerging market country
      o It derives at least 50% of its revenues or profits from operations within emerging market countries
      o It has at least 50% of its assets located in emerging market countries

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
--------------------------------------------------------------------------------
MARKET RISK. Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. In addition, stocks fall into three broad market categories - large cap, mid cap and small cap. Investing primarily in one category carries the risk that due to market conditions, that category may be out of favor. For example, if valuations of small cap companies appear to be greatly out of proportion to the valuations of larger cap companies, investors may migrate to the stocks of larger cap companies, causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in smaller valued companies. The price of stocks tends to go up and down more than the price of bonds.

      o SMALL CAP COMPANIES. Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

      o TECHNOLOGY SECURITIES. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the marketplace.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

WHAT ARE SOME OF THE OTHER RISKS OF INVESTING IN THE FUND?
--------------------------------------------------------------------------------
EMERGING GROWTH COMPANIES. Investment in emerging growth companies is subject to enhanced risks because these companies generally have limited product lines, markets or financial resources and often exhibit a lack of management depth. These securities can be difficult to sell and are usually more volatile than securities of larger, more established companies.

INITIAL PUBLIC OFFERINGS ("IPOS"). IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price). When the Fund's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of investments in IPOs on the Fund's performance probably will decline, which could reduce performance.

FOREIGN RISK. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, equity instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

      o EMERGING MARKET COUNTRIES. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems that may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. Economic or political changes may cause larger price changes in these securities than in other foreign securities.

WHERE CAN I FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS DISCLOSURE POLICIES?
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the Statement of Additional Information ("SAI").

THE FUND'S MANAGEMENT

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
TOUCHSTONE ADVISORS, INC. ("TOUCHSTONE ADVISORS")
303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2004, Touchstone Advisors had approximately $3.0 billion in assets under management.

Touchstone Advisors is responsible for selecting the Fund's Sub-Advisors, subject to approval by the Board of Trustees. Touchstone Advisors selects a Sub-Advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating the Sub-Advisors, including:

      o     Level of knowledge and skill
      o     Performance as compared to its peers or benchmark
      o     Consistency of performance over 5 years or more
      o     Level of compliance with investment rules and strategies
      o     Employees, facilities and financial strength
      o     Quality of service

Touchstone Advisors will also continually monitor the performance of the Sub-Advisors through various analyses and through in-person, telephone and written consultations with the Sub-Advisors. Touchstone Advisors discusses its expectations for performance with the Sub-Advisors. Touchstone Advisors provides evaluations and recommendations to the Board of Trustees, including whether or not a Sub-Advisor's contract should be renewed, modified or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of the Fund will be notified of any changes in its Sub-Advisor(s).

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to the Sub-Advisors, custodian, transfer, accounting and administrative agent or other parties. The Fund pays Touchstone Advisors a fee for its services. Out of this fee Touchstone Advisors pays each Sub-Advisor a fee for its services. The fee paid to Touchstone Advisors by the Fund during its most recent fiscal year was 1.25% of its average daily net assets.

SUB-ADVISORS
--------------------------------------------------------------------------------
Touchstone Advisors has selected Longwood Investment Advisors, Inc. and Bjurman, Barry & Associates (each a "Sub-Advisor," collectively, the "Sub-Advisors") to manage the Fund's investments. The Sub-Advisors make the daily decisions regarding buying and selling specific securities for the Fund, according to the Fund's investment goals and strategies. Touchstone Advisors allocates how much of the Fund's assets are managed by each Sub-Advisor.

Longwood Investment Advisors, Inc. manages approximately 70% of the Fund's assets consisting of small cap stocks and Bjurman, Barry & Associates manages approximately 30% of the Fund's assets consisting of micro cap stocks. These allocations may be larger or smaller at various times.

LONGWOOD INVESTMENT ADVISORS, INC.
1275 Drummers Lane, Wayne, PA  19087

Longwood Investment Advisors, Inc. has been a registered investment advisor since 1995 and has managed the portion of the Fund's assets allocated to Longwood since the Fund's inception. Robert Davidson, CFA, is the Chief Investment Officer and founded Longwood Investment Advisors, Inc. in 1993. He has managed the Fund since its inception.

BJURMAN, BARRY & ASSOCIATES
10100 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90067

Bjurman, Barry & Associates has been a registered investment advisor since 1970 and has managed the portion of the Fund's assets allocated to Bjurman since the Fund's inception. O. Thomas Barry III, CFA, CIC and Stephen W. Shipman, CFA, have joint and primary responsibility for managing the Fund and have managed the Fund since its inception. Mr. Barry is the Chief Investment Officer and Senior Executive Vice President and has worked at Bjurman since 1978. Mr. Shipman is the Director of Research and Executive Vice President and has worked at Bjurman since 1993.

The fee paid by Touchstone Advisors to each Sub-Advisor during the Fund's most recent fiscal year is shown in the table below:

================================================================================

Longwood           0.85% of the average daily net assets allocated to Longwood
Bjurman            0.90% of the average daily net assets allocated to Bjurman

================================================================================

The SAI provides additional information about each portfolio manager's compensation structure, other managed accounts and ownership of securities in the Fund. A discussion of the basis for the Board of Trustees' approval of the Fund's advisory and sub-advisory agreements is in the Trust's March 31, 2005 Annual Report.

INVESTING WITH TOUCHSTONE

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals. The Fund offers four classes of shares: Class A, Class B, Class C and Class I shares. Class A, Class B and Class C shares are offered in a separate prospectus. For more information about these shares, telephone Touchstone Securities, Inc. ("Touchstone") (Nationwide call toll-free 1.800.543.0407) or your financial adviser.

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

OPENING AN ACCOUNT
--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. eastern time ("ET") on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

      o You may invest in Class I shares by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

      o Before investing in the Fund through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

      o The minimum amount for initial investments in Class I shares of the Fund is $10,000. There is no minimum amount for additional investments.

      o Your financial institution will act as the shareholder of record of your Class I shares.

      o Touchstone reserves the right to restrict or reject any purchase request that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

      o Purchase orders received by financial institutions by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's net asset value ("NAV"). Purchase orders received by financial institutions after the close of the regular session of trading on the NYSE are processed at the NAV next determined on the following business day. It is the responsibility of the financial institution to transmit orders that will be received by Touchstone in proper form and in a timely manner.

      o Touchstone considers a purchase or sales order as received when an authorized financial institution, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

      o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

      o Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

      o Your financial institution may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

      o For more information about how to purchase shares, telephone Touchstone (Nationwide call toll-free 1.800.543.0407) or your financial institution.

PURCHASES WITH SECURITIES. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC REINVESTMENT
--------------------------------------------------------------------------------
Dividends and capital gains will be automatically reinvested in the Fund unless you indicate otherwise. You may also choose to have your dividends or capital gains paid to you in cash.

SELLING YOUR SHARES
--------------------------------------------------------------------------------
You may sell some or all of your shares through your financial institution on any day that the Fund calculates its NAV. If the request is received by your financial institution in proper form by the close of regular trading on the NYSE, normally 4:00 p.m. ET, you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

      o Your financial institution is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

      o Your financial institution may charge you a fee for selling your shares.

      o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

      o Your financial institution will be required to provide an original Medallion Signature Guaranteed letter of instruction to Touchstone in order to redeem shares in amounts of $100,000 or more.

MARKET TIMING POLICY
--------------------------------------------------------------------------------
Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. In addition, there are specific risks that apply to investments in small cap securities that may impact the Fund. These include the risk that a small cap security may be so thinly traded that its price is stale, causing a fund that holds a large position of that security to be a target for market timers. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Fund may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Fund may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of money market funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between money market funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers in which transactions are placed. If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. However, some omnibus accounts submit daily aggregate purchase and redemption orders reflecting the trade orders of multiple unidentified investors. In these situations, the Fund cannot monitor trading activity by individual shareholders who may be engaged in market timing.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

RECEIVING SALE PROCEEDS
--------------------------------------------------------------------------------
Touchstone will forward the proceeds of your sale to your financial institution within 7 days (normally within 3 business days) after receipt of a proper request. Proceeds that are sent to your financial institution will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial institution may benefit from the use of your money.

DELAY OF PAYMENT. It is possible that the payments of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

      o When the NYSE is closed on days other than customary weekends and holidays
      o     When trading on the NYSE is restricted
      o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of the Fund's net assets
      o     During any other time when the SEC, by order, permits.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund's share price (also called "NAV") is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next share price determined after your purchase or sale order is received in proper form by Touchstone or your financial institution.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

      o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.
      o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Fund, any foreign securities held by the Fund will be priced as follows:

      o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

      o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.
      o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Fund may use fair value pricing if a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable. The Fund may also use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of the Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTIONS AND TAXES

OOO SPECIAL TAX CONSIDERATION
You should consult your tax advisor to address your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund's dividends are distributed and paid annually. Distributions of any capital gains earned by the Fund will be made at least annually.

TAX INFORMATION
--------------------------------------------------------------------------------
DISTRIBUTIONS. The Fund will make distributions of dividends that may be taxed at the rate of 15% (which may be taxed at different rates depending on the length of time the Fund holds its assets). The Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent the underlying income of the Fund consists of qualified dividend income, income distributions by the Fund may be subject to a maximum federal income tax rate of 15% for individuals and may qualify for the dividends received deduction for corporations.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class I shares during its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements is included in the Annual Report, which is available upon request.

SMALL CAP GROWTH FUND - CLASS I
--------------------------------------------------------------------------------
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                     MARCH 31,
                                                                      2005(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .......................      $    15.37
                                                                    ==========

Income (loss) from investment operations:
   Net investment loss .......................................           (0.05)
   Net realized and unrealized gains on investments ..........            0.40
                                                                    ----------
Total from investment operations .............................            0.35
                                                                    ----------

Distributions from net realized gains ........................           (0.41)
                                                                    ----------

Net asset value at end of period .............................      $    15.31
                                                                    ==========

Total return(B) ..............................................            2.29%
                                                                    ==========

Net assets at end of period (000's) ..........................      $   82,846
                                                                    ==========

Ratio of net expenses to average net assets (C) ..............            1.55%

Ratio of net investment loss to average net assets (C) .......           (0.95%)

Portfolio turnover (C) .......................................             114%

(A) Represents the period from commencement of operations (May 5, 2004) through March 31, 2005.

(B)   Not annualized.

(C)   Annualized.

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
1.800.543.0407

A Member of Western & Southern Financial Group

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS: The Fund's annual and semiannual reports ("financial reports") provide additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the financial reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:

Touchstone Funds
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407

The SAI and financial reports are also available on the touchstone investments website at http://www.touchstoneinvestments.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.551.8090.

Reports and other information about the Fund are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Room of the SEC, 100 F. Street N.E., Washington, D.C. 20549-2000, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-3651